Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

As adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ACCO Brands Corporation on Form 10-K for the period ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Boris Elisman, Chief Executive Officer of ACCO Brands Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACCO Brands Corporation.

By:	/s/ Boris Elisman
Boris Elisman
Chairman and Chief Executive Officer

Date: February 24, 2023